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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934


                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                  July 13, 2001


                             PRIVATE BUSINESS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



           Tennessee                      000-25959                    62-1453841
           ---------                      ---------                    ----------
(State or other jurisdiction of    (Commission File Number)    (Employer Identification
         incorporation)                                                  Number)



               9010 Overlook Boulevard, Brentwood, Tennessee 37027
               ---------------------------------------------------
                    (Address of principal executive offices)


                                 (615) 221-8400
                                 --------------
              (Registrant's telephone number, including area code:)


                                 Not applicable
                                 --------------
                         (Former name or former address,
                          if changed since last report)



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Item 5.  Other Events.

         On July 13, 2001, Private Business, Inc. issued a joint press release with Towne Services, Inc. announcing that they have rescheduled the date for their respective shareholder meetings to August 9, 2001. A copy of this press release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference. Both companies have also attached a Supplement dated July 13 to their Joint Proxy Statement/Prospectus that describes certain issues with respect to a securities class action lawsuit against Towne. A copy of this Supplement is attached as Exhibit 99.2 to this Report and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

99.1     Press release dated July 13, 2001.

99.2     Supplement to the Joint Proxy Statement/Prospectus








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PRIVATE BUSINESS, INC.



                                          By:   \s\ Fred Read
                                                -----------------------
                                                Fred Read
                                                Chief Financial Officer

Date: July 13, 2001










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                                  EXHIBIT INDEX




99.1     Press release dated July 13, 2001.

99.2     Supplement to the Joint Proxy Statement/Prospectus















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